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                                                                   EXHIBIT 10(p)

                                                                 [WACHOVIA Logo]

                     FIRST TERM NOTE MODIFICATION AGREEMENT


                  THIS AGREEMENT, made as of the 20th day of December, 1999, by and among WACHOVIA BANK, N.A. (the "Lender"), SEA PINES ASSOCIATES, INC. and SEA PINES COMPANY, INC. (if more than one, collectively, the "Borrower").

                                   WITNESSETH:

                  WHEREAS, the Borrower has made and issued an Amended and Restated Term Note, dated the 31st day of October, 1998, made a part hereof by this reference as fully as if set out herein verbatim (such document, as same may have been heretofore amended, being herein referred to as the "Note"), evidencing an original indebtedness of EIGHTEEN MILLION, FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($18,500,000.00); and

                  WHEREAS, the Borrower and the Lender have executed and delivered a Master Credit Agreement dated October 31, 1998, made a part hereof by this reference as fully as if set out herein verbatim (such document, as same may have been heretofore amended, being herein referenced to as the "Master Credit Agreement"), which establishes uniform agreements, obligations, and covenants and other matters concerning the Note and other Obligations (as defined in the Master Credit Agreement) of the Borrower to the Lender; and

                  WHEREAS, to secure the Note and other Obligations, the Borrower has executed and delivered certain Mortgages and Assignments (as those terms are defined in the Master Credit Agreement) made a part hereof by this reference as fully as if set out herein verbatim (such documents as same may have been heretofore amended, being herein referred to as the "Security Instruments"); and

                  WHEREAS, the Borrower has requested the Lender make certain modifications to the Note; and

                  WHEREAS, the Lender, as holder and owner of the Note and the Borrower mutually desire to modify and amend the provisions of the same in the manner hereinafter set out, it being specifically understood that except as herein modified and amended, the terms and provisions of the Note shall remain unchanged and continue in full force and effect as therein written.

                  NOW, THEREFORE, the Lender and the Borrower in consideration of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each, and each does hereby agree that the Note should be, and the same hereby is modified and amended as follows:

                  1. The fourth paragraph of the Note concerning monthly seasonal principal payments is deleted hereby and the following paragraph substituted in its place:



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                  The outstanding principal balance shall be repaid with monthly seasonal principal payments due on the first (1st) day of each month from May through October of each year as follows:

                                Year                $ Monthly Payments
                                ----                ------------------
                                1999                      61,193
                                2000                      66,602
                                2001                     122,245
                                2002                     133,050
                                2003                     144,810
                                2004                     157,610
                                2005                     171,542
                                2006                     186,704
                                2007                     203,207
                                2008                     220,979


                  IT IS MUTUALLY AGREED by and between the parties hereto that this Agreement shall become a part of the Note by reference and that nothing herein contained shall impair the security now held for said indebtedness, nor shall waive, annul, vary or affect any provision, condition, covenant or agreement contained in the Note except as herein amended, nor affect or impair any rights, powers or remedies under the Note as hereby amended. Furthermore, the Lender does hereby reserve all rights and remedies it may have as against all parties who may be or may hereafter become primarily or secondarily liable for the repayment of the indebtedness evidenced by the Note, as hereby amended.

                  The Borrower promises and agrees to pay the indebtedness evidenced by the Note, as hereby amended, in accordance with the terms thereof and agrees to perform all of the requirements, conditions and obligations under the terms of the Note as hereby modified and amended, said documents being hereby ratified and affirmed. The execution and delivery hereof shall not constitute a novation or modification of the lien, encumbrance or security title of the Security Instruments, which Security Instruments shall retain their priority as originally filed for record. Borrower expressly agrees that the Note is in full force and effect and that Borrower has no right to setoff, counterclaim or defense to the payment thereof.

                  Any reference contained in the Note as amended herein, to the Note shall hereinafter be deemed to be a reference to such document as amended hereby.

                  Borrower acknowledges that Lender may reproduce (by electronic means or otherwise) any of the documents evidencing and/or securing the Note and thereafter may destroy the original documents. Borrower does hereby agree that any document so reproduced shall be the binding obligation of Borrower, enforceable and admissible in evidence against it to the same extent as if the original documents had not been destroyed.

                  This Agreement shall be closed without cost to the Lender and all expenses incurred in connection with this closing (including, without limitation, all attorneys' fees) are to be paid by the Borrower. The Lender is not providing legal advice or services to the Borrower.

                  This Agreement shall be governed by and construed in accordance with the laws of the State of South Carolina without regard to principles of conflict of laws.

                  This Agreement shall be binding upon and inure to the benefit of any assignee or the respective heirs, executors, administrators, successors and assigns of the parties hereto.

                  This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute any of such counterparts.



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                  IN WITNESS WHEREOF, this instrument has been executed under seal by the parties hereto and delivered on the date and year first above written.


                                            LENDER:

                                            WACHOVIA BANK, N.A.


[CORPORATE SEAL]                            By: /s/ Dan S. Vroon
                                               ---------------------------------
                                                  Its: Banking Officer
                                                      --------------------------


                                            SEA PINES ASSOCIATES, INC.

[CORPORATE SEAL]                            By: /s/ Michael E. Lawrence
                                               ---------------------------------
                                                  Its: President
                                                      --------------------------


                                            SEA PINES COMPANY, INC.


[CORPORATE SEAL]                            By: /s/ Steven P. Birdwell
                                               ---------------------------------
                                                  Its: Chief Financial Officer
                                                      --------------------------